UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 28, 2020

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Avenue, Parris Building 34, Navy Yard Plaza Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 259-1970

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIOP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 28, 2020 (the “Notification Date”), Ziopharm Oncology, Inc. (the “Company”) received two letters from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the previously disclosed departures of two directors from the Company’s Board of Directors (the “Board”) resulted in noncompliance with (i) the audit committee requirements set forth in Nasdaq Rule 5605(b)(1) and 5605(c)(2) (the “Audit Committee Notice”) and (ii) the compensation committee requirements set forth in Nasdaq Rule 5605 (the “Compensation Committee Notice”). Specifically, as a result of the departures, the Company’s Audit Committee (the “Audit Committee”) has only one member and no longer consists of at least three members as required by Nasdaq Rule 5605(c)(2)(A) and the Company’s Compensation Committee (the “Compensation Committee”) no longer consisted of at least two independent members as required by Nasdaq Rule 5605(d)(2)(A).

The Audit Committee Notice indicates that the Company must submit a plan of compliance within 45 days of the notification date. If the plan is accepted, the Company can be granted an extension of up to 180 calendar days from the Notification Date to evidence compliance. If the plan is not accepted, the Company may appeal before a Nasdaq Hearing Panel.

The Compensation Committee Notice indicates that the Company is entitled to cure the noncompliance consistent with Nasdaq Rule 5605(d)(2) and the cure period is defined as (i) until the earlier of the Company’s next annual stockholders’ meeting or December 15, 2021; or (ii) if the Company’s next annual shareholders’ meeting is held before June 14, 2021, then the Company must evidence compliance no later than June 14, 2021.

The Company expects to take all necessary steps to regain compliance with the Nasdaq Listing Rules by filling the Audit Committee vacancies and the Compensation Committee vacancy on a timely basis with independent directors who satisfy the applicable requirements of the Nasdaq Listing Rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM ONCOLOGY, INC.

	By:	/s/ Robert Hadfield
Date: December 30, 2020	Name:	Robert Hadfield
	Title:	General Counsel and Secretary